Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Switch, Inc. (the “Company”) for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Rob Roy, Chief Executive Officer, and Gabe Nacht, Chief Financial Officer, of the Company, do each certify, pursuant to Section 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.
Date: November 9, 2021

By:	/s/ Rob Roy
Rob Roy Chief Executive Officer Principal Executive Officer

By:	/s/ Gabe Nacht
Gabe Nacht Chief Financial Officer Principal Financial Officer